UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-208054	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-208054-01	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-208054-02	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The following information relates to the credit card receivables owned by Citibank Credit Card Master Trust I and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this Report.

Loss and Delinquency Experience

The following table sets forth the loss experience for cardholder payments on the credit card accounts for each of the periods shown on a cash basis. The Net Loss percentage calculated for each period below is obtained by dividing Net Losses by the Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/182 for the six months ended June 27, 2017, 366/365 for the year ended December 27, 2016, 365/ 367 for the year ended December 28, 2015, and 365/365 for the year ended December 26, 2014).

If accrued finance charge receivables that have been written off were included in losses, Net Losses would be higher as an absolute number and as a percentage of the average of principal and finance charge receivables outstanding during the periods indicated. Average Principal Receivables Outstanding is the average of principal receivables outstanding during the periods indicated. There can be no assurance that the loss experience for the receivables in the future will be similar to the historical experience set forth below. There could be future increases in net losses, and such increases could be significant.

Loss Experience for the Accounts

(Dollars in Thousands)

	Six Months	Year Ended	Year Ended	Year Ended
	June 27,	December 27,	December 28,	December 26,
	2017	2016	2015	2014
Average Principal
Receivables Outstanding	$40,564,939	$43,358,141	$47,561,890	$49,267,816
Gross Charge-Offs	$694,317	$1,406,522	$1,578,016	$1,579,644
Recoveries	$155,550	$327,168	$376,517	$408,161

Net Losses	$538,767	$1,079,354	$1,201,500	$1,171,483
Net Losses as a
Percentage of Average
Principal Receivables
Outstanding	2.66%	2.50%	2.51%	2.38%

Net losses as a percentage of gross charge-offs for the six months ended June 27, 2017, were 77.60%, and for each of the years ended December 27, 2016, December 28, 2015, and December 26, 2014, were 76.74%, 76.14% and 74.16%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or various other miscellaneous write-offs, however such reductions have had no material impact to Average Principal Receivables Outstanding for the reported periods. The reduction of receivables in this manner reduces only the seller’s interest in the master trust. Recoveries are collections received in respect of principal receivables previously charged off as uncollectible. Net losses are gross charge-offs minus recoveries.

The following table sets forth the delinquency experience for cardholder payments on the credit card accounts as of each of the dates shown. The Delinquent Amount includes both principal receivables and finance charge receivables. Each percentage is the result of dividing the corresponding delinquent amount as of the end of the period indicated by the sum of the average principal receivables and average finance receivables outstanding during the six months ended June 27, 2017, and the years ended December 27, 2016, December 28, 2015, and December 28, 2014. There can be no assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below. There could be future increases in delinquencies, and such increases could be significant.

Delinquency Experience for the Accounts

(Dollars in Thousands)

	As of		As of		As of		As of
	June 27, 2017		December 27, 2016		December 28, 2015		December 28, 2014
Number of Days	Delinquent		Delinquent		Delinquent		Delinquent
Delinquent	Amount	Percentage	Amount	Percentage	Amount	Percentage	Amount	Percentage
Up to 30 days	$652,979	1.47%	$714,589	1.65%	$872,953	1.83%	$990,444	1.89%
31 to 60 days	177,070	0.40	194,486	0.45	206,244	0.43	236,062	0.45
61 to 90 days	126,167	0.28	150,407	0.35	159,570	0.33	177,906	0.34
91 to 120 days	109,554	0.25	130,011	0.30	144,982	0.30	159,780	0.30
121 to 150 days	105,863	0.24	112,557	0.26	118,973	0.25	127,576	0.24
151 to 180 days	94,003	0.21	102,978	0.24	103,343	0.22	120,717	0.23

Total	$1,265,636	2.85%	$1,405,028	3.25%	$1,606,065	3.36%	$1,812,485	3.45%

More recently originated, less seasoned accounts have historically experienced higher delinquencies and net losses than well seasoned accounts. From January 2010 to August 2013, no additional accounts were designated to the master trust. Beginning in September 2013, a portion of the accounts designated to the master trust in lump additions has consisted of accounts originated in 2010 and thereafter.

Revenue Experience

The revenues for the credit card accounts from finance charges, fees paid by cardholders and interchange for the six months ended June 27, 2017, and for each of the years ended December 27, 2016, December 28, 2015, and December 26, 2014, are set forth in the following table. The revenue experience in this table is presented on a cash basis before deduction for charge-offs. Average Revenue Yield calculated for each period below is obtained by dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/182 for the six months ended June 27, 2017, 366/365 for the year ended December 27, 2016, 365/ 367 for the year ended December 28, 2015, and 365/365 for the year ended December 26, 2014).

Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the credit card receivables, the amount of any annual membership fee, other fees paid by cardholders, the amount, if any, of principal receivables that is discounted and treated as finance charge receivables, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of credit card accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the receivables.

Revenue Experience for the Accounts

(Dollars in Thousands)

	Six Months Ended	Year Ended	Year Ended	Year Ended
	June 27,	December 27,	December 28,	December 26,
	2017	2016	2015	2014
Finance Charges and Fees Paid	$3,659,463	$7,804,111	$8,719,431	$8,805,817
Average Revenue Yield	18.09%	18.05%	18.23%	17.87%

The revenues from periodic finance charges and fees — other than annual fees — depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months — as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases — and upon other card-related services for which the cardholder pays a fee. Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and in the types of additional accounts designated to the master trust from time to time. These revenues could be adversely affected by future changes in fees and charges assessed on the accounts, as well as other factors.

Cardholder Monthly Payment Rates

The following table sets forth the highest and lowest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month.

Monthly payment rates on the credit card receivables may vary because, among other things, a cardholder may fail to make a required payment or may only make the minimum required payment or may pay the entire outstanding balance. Monthly payment rates on the receivables may also vary due to seasonal purchasing and payment habits of cardholders. Monthly payment rates include amounts that are treated as payments of principal receivables and finance charge receivables with respect to the accounts under the pooling and servicing agreement. In addition, the amount of outstanding receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the accounts, which may change. Cardholder monthly payment rates are calculated on the balances of those cardholder accounts that have an amount due. Cardholder accounts with a zero balance or a credit balance are excluded from these calculations.

As of the most recent related billing date prior to June 27, 2017, 46.59% of the accounts had a credit balance or otherwise had no payment due, 23.23% of the cardholders paid their entire outstanding balance, 5.77% of the cardholders made only the minimum payment due, 3.02% of the cardholders paid an amount less than the minimum due (including no payment) and the remaining 21.39% of the cardholders paid an amount greater than the minimum due, but less than the entire outstanding balance.

Cardholder Monthly Payment Rates for the Accounts

	Six Months Ended	Year Ended	Year Ended	Year Ended
	June 27, 2017	December 27, 2016	December 28, 2015	December 26, 2014
Lowest Month	24.16%	24.70%	23.95%	22.33%
Highest Month	29.66%	28.03%	28.51%	27.64%
Average of the Months in the Period	27.10%	26.38%	26.06%	25.36%

Interchange

Credit card issuing banks participating in the MasterCard International, VISA and American Express systems receive interchange or similar fee income — referred to herein as “interchange” — as compensation for performing issuer functions, including taking credit risk, absorbing certain fraud losses and funding receivables for a limited period before initial billing. Acquiring banks and issuing banks are free to reach separately negotiated agreements governing compensation, whether generally or with respect to a particular merchant client of the acquiring bank. To promote efficiency, however, each network sets a schedule establishing default interchange rates, which may change from time to time. Interchange generally ranges from approximately 1% to 2% of the transaction amount, but may be higher for some card products or transactions. Citibank is required to transfer to the master trust interchange attributed to cardholder charges for merchandise and services in the accounts. In general, interchange is allocated to the master trust on the basis of the ratio that the amount of cardholder charges for merchandise and services in the accounts bears to the total amount of cardholder charges for merchandise and services in the portfolio of credit card accounts maintained by Citibank.

The Credit Card Receivables

The receivables in the credit card accounts designated to the master trust as of June 27, 2017, included $519,528,686 of finance charge receivables and $43,922,600,771 of principal receivables, which amounts include overdue finance charge receivables and overdue principal receivables. As of June 27, 2017, there were 22,025,522 accounts. For financial reporting purposes, included within the accounts are inactive, zero balance accounts other than those categorized as converted, lost or stolen accounts. The accounts had an average principal receivable balance of $1,994 and an average credit limit of $13,863. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 14.38%. 98.14% of the accounts were opened before June 2015.

As of June 27, 2017, 99.80% of the credit card receivables in the master trust represented obligations of cardholders with billing addresses in the United States. Of the accounts, as of June 27, 2017, the following percentages related to cardholders with billing addresses in the following states:

	Percentage of Total	Percentage of Total
	Number of Accounts	Outstanding Receivables
California	14.41%	13.74%
New York	10.76%	9.95%
Texas	7.97%	9.92%
Florida	6.74%	6.47%
Illinois	5.33%	5.99%

Since the largest number of cardholders’ billing addresses were in California, New York, Texas, Florida and Illinois, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the receivables. No other state represents more than 5% of the number of accounts or outstanding receivables.

As of June 27, 2017, 2.47% of the credit card receivables in the master trust related to small business revolving credit card accounts originated by Citibank. The receivables in the 304,901 small business credit card accounts designated to the master trust as of June 27, 2017, included $8,600,703 of finance charge receivables and $1,090,479,953 of principal receivables, which amounts include overdue finance charge receivables and overdue principal receivables.

Citibank issues its small business credit cards to small businesses who agree to use the cards for business purposes. With respect to substantially all accounts, both the business and the authorized officer are jointly and severally liable for all charges and balances on the account. The small business credit card accounts generally have higher receivables balances, credit limits and monthly payment rates than the other accounts designated to the master trust, taken as a whole. In addition, interchange generated on the receivables in these accounts is generally higher than the interchange generated on the receivables in the other accounts designated to the master trust.

As of June 27, 2017, the small business credit card accounts designated to the master trust had an average principal receivable balance of $3,577 and an average credit limit of $29,267. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 12.22%. 100.00% of the accounts were opened before June 2015. Of the accounts, as of June 27, 2017, 23.01% of the receivables related to obligors with billing addresses in California and 17.52% in Texas. No other state represents more than 10% of the outstanding receivables. As of June 27, 2017, 93.74% of the receivables in the accounts related to obligors with a FICO score greater than 660, and 97.80% of the receivables had a “current” payment status as of the most recent related billing date.

As of the most recent related billing date prior to June 27, 2017, 48.82% of the small business credit card accounts had a credit balance or otherwise had no payment due, 33.19% of the obligors paid their entire outstanding balance, 2.90% of the obligors made only the minimum payment due, 2.15% of the obligors paid an amount less than the minimum due (including no payment) and the remaining 12.94% of the obligors paid an amount greater than the minimum due, but less than the entire outstanding balance.

As of June 27, 2017, approximately 24.09% of the credit card receivables in the master trust are related to credit cards issued under the Citibank/American Airlines AAdvantage co-brand program (the Citibank AAdvantage co-brand program). Cardholders in the Citibank AAdvantage co-brand program receive benefits for the amounts charged on their AAdvantage cards, including frequent flyer miles in American Airlines’ frequent flyer program. Conditions that adversely affect the airline industry or American Airlines could adversely affect the usage and payment patterns of the Citibank AAdvantage cards.

In addition, any future termination of the Citibank AAdvantage co-brand program and exercise of a purchase option resulting in a removal of the Citibank AAdvantage receivables from the master trust could have an adverse effect on the payment rates and, to a lesser extent, excess spread reported by the master trust. The following tables set forth the lowest and highest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month, for each of the Citibank AAdvantage accounts in the master trust and the non-Citibank AAdvantage accounts in the master trust (i.e. all accounts in the master trust other than the Citibank AAdvantage accounts).

Cardholder Monthly Payment Rates for the AAdvantage Accounts

	Six Months Ended June 27, 2017	Year Ended December 27, 2016	Year Ended December 28, 2015	Year Ended December 26, 2014
Lowest Month	43.69%	45.13%	44.97%	43.30%
Highest Month	53.54%	51.57%	53.76%	53.09%
Average of the Months in the Period	48.70%	48.34%	48.90%	49.01%

Cardholder Monthly Payment Rates for the Non-AAdvantage Accounts

	Six Months Ended June 27, 2017	Year Ended December 27, 2016	Year Ended December 28, 2015	Year Ended December 26, 2014
Lowest Month	17.40%	17.43%	16.85%	15.53%
Highest Month	21.44%	20.07%	19.90%	19.38%
Average of the Months in the Period	19.55%	18.76%	18.37%	17.76%

The credit card accounts include receivables which, in accordance with the servicer’s normal servicing policies, were charged-off as uncollectible. For purposes of calculation of the amount of principal receivables and finance charge receivables in the master trust for any date, the balance of the charged-off receivables is zero and the master trust owns only the right to receive recoveries on these receivables.

The following tables summarize the credit card accounts designated to the master trust as of June 27, 2017, by various criteria. References to “Receivables Outstanding” in these tables include both finance charge receivables and principal receivables. Because the composition of the accounts will change in the future, these tables are not necessarily indicative of the future composition of the accounts.

Credit balances presented in the following table are a result of cardholder payments and credit adjustments applied in excess of a credit card account’s unpaid balance. Accounts which have a credit balance are included because receivables may be generated in these accounts in the future. Credit card accounts which have no balance are included because receivables may be generated in these accounts in the future

Composition of Accounts by Account Balance

Account Balance	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit Balance	188,266	0.85%	$(45,001,191)	(0.10)%
No Balance	10,381,715	47.12	0	0.00
Less than or equal to $500.00	3,109,416	14.12	565,590,761	1.27
$500.01 to $1,000.00	1,290,955	5.86	952,201,782	2.14
$1,000.01 to $2,000.00	1,668,578	7.58	2,457,850,712	5.53
$2,000.01 to $3,000.00	1,124,063	5.10	2,787,918,126	6.27
$3,000.01 to $4,000.00	824,743	3.74	2,871,854,303	6.46
$4,000.01 to $5,000.00	644,214	2.92	2,889,892,052	6.50
$5,000.01 to $6,000.00	483,266	2.19	2,650,590,569	5.96
$6,000.01 to $7,000.00	386,919	1.76	2,509,641,449	5.65
$7,000.01 to $8,000.00	307,808	1.40	2,304,043,491	5.18
$8,000.01 to $9,000.00	254,274	1.15	2,158,104,455	4.86
$9,000.01 to $10,000.00	209,620	0.95	1,989,798,650	4.48
$10,000.01 to $15,000.00	578,514	2.63	7,018,520,963	15.79
$15,000.01 to $20,000.00	267,863	1.22	4,621,912,691	10.40
Over $20,000.00	305,308	1.39	8,709,210,644	19.61

Total	22,025,522	100.00%	$44,442,129,457	100.00%

Composition of Accounts by Credit Limit

Credit Limit	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to $500.00	384,817	1.75%	$28,999,981	0.07%
$500.01 to $1,000.00	489,645	2.22	115,731,741	0.26
$1,000.01 to $2,000.00	1,169,992	5.31	542,027,017	1.22
$2,000.01 to $3,000.00	1,111,428	5.05	832,831,754	1.87
$3,000.01 to $4,000.00	1,023,196	4.65	998,303,744	2.25
$4,000.01 to $5,000.00	1,275,118	5.79	1,424,230,160	3.20
$5,000.01 to $6,000.00	1,060,236	4.81	1,313,700,000	2.96
$6,000.01 to $7,000.00	1,104,321	5.01	1,523,048,632	3.43
$7,000.01 to $8,000.00	1,085,038	4.93	1,470,745,019	3.31
$8,000.01 to $9,000.00	1,072,609	4.87	1,611,428,531	3.63
$9,000.01 to $10,000.00	1,190,263	5.40	1,840,127,530	4.14
$10,000.01 to $15,000.00	4,252,817	19.30	7,370,339,423	16.58
$15,000.01 to $20,000.00	2,387,312	10.84	5,914,624,007	13.31
Over $20,000.00	4,418,730	20.07	19,455,991,918	43.77

Total	22,025,522	100.00%	$44,442,129,457	100.00%

Accounts presented in the table below as “Current” include accounts on which the minimum payment has not been received before the next billing date following the issuance of the related bill.

Composition of Accounts by Payment Status

		Percentage		Percentage
		of Total		of Total
	Number Of	Number of	Receivables	Receivables
Payment Status	Accounts	Accounts	Outstanding	Outstanding
Current	21,783,163	98.90%	$43,176,493,737	97.15%
Up to 30 days delinquent	150,176	0.68	652,978,825	1.47
31 to 60 days delinquent	31,964	0.15	177,069,664	0.40
61 to 90 days delinquent	19,452	0.09	126,167,197	0.28
91 to 120 days delinquent	15,160	0.07	109,553,505	0.25
121 to 150 days delinquent	13,514	0.06	105,863,190	0.24
151 to 180 days delinquent	12,093	0.05	94,003,339	0.21

Total	22,025,522	100.00%	$44,442,129,457	100.00%

Composition of Accounts by Age

		Percentage		Percentage
		of Total		of Total
	Number of	Number of	Receivables	Receivables
Age	Accounts	Accounts	Outstanding	Outstanding
6 months or less	0	0.00%	$0	0.00%
Over 6 to 12 months	0	0.00	0	0.00
Over 12 to 24 months	410,155	1.86	1,044,954,614	2.35
Over 24 to 36 months	542,340	2.46	1,434,641,483	3.23
Over 36 to 48 months	1,174,123	5.33	2,373,663,561	5.34
Over 48 to 60 months	1,442,101	6.55	2,567,023,518	5.78
Over 60 months	18,456,803	83.80	37,021,846,281	83.30

Total	22,025,522	100.00%	$44,442,129,457	100.00%

The following table sets forth the composition of accounts by FICO®* score as of June 27, 2017. A FICO score is a measurement determined by Fair, Isaac & Company using information collected by major credit bureaus to assess credit risk. A credit report is generally obtained from one or more credit bureaus for each application for a new account. Once a customer has been issued a card, Citibank refreshes the FICO score on most accounts on a monthly basis. Citibank generally does not refresh the FICO scores of closed accounts that have no balance and certain other categories of accounts. A FICO score of zero indicates that the FICO score of an account has not been refreshed for one of these reasons or that the customer did not have enough credit history for a FICO score to be calculated.

As of June 27, 2017, 90.99% of the receivables in the master trust related to obligors whose FICO score is greater than 660.

Composition of Accounts by FICO Score

	Number	Percentage of		Percentage of Total
FICO	of	Total Number of	Receivables	Receivables
Score	Accounts	Accounts	Outstanding	Outstanding
000	5,561,955	25.26%	$212,095,950	0.48%
001 to 599	218,380	0.99	989,624,715	2.23
600 to 639	286,643	1.30	1,255,867,922	2.83
640 to 660	327,972	1.49	1,541,759,830	3.47
661 to 679	630,163	2.86	2,875,420,294	6.47
680 to 699	908,413	4.12	4,448,387,536	10.01
700 to 719	1,123,401	5.10	5,452,879,362	12.27
720 to 739	1,212,959	5.51	5,364,830,776	12.07
740 to 759	1,324,555	6.01	5,075,796,752	11.42
760 to 800	3,040,557	13.80	7,984,956,036	17.97
801+	7,390,524	33.56	9,240,510,284	20.78

Total	22,025,522	100.00%	$44,442,129,457	100.00%

*	FICO® is a registered trademark of Fair, Isaac & Company.

Billing and Payments

The credit card accounts have different billing and payment structures, including different periodic finance charges and fees. The following information reflects the current billing and payment characteristics of the accounts.

In general, each month billing statements are sent to cardholders. To the extent a cardholder has a balance due, the cardholder must make a minimum payment equal to the sum of any amount which is past due plus any amount which is in excess of the credit limit and, for most accounts, the greatest of the following:

•	the new balance on the billing statement if it is less than $25, or $25, if the new balance is at least $25;

•	1% of the new balance (rounded to the nearest dollar) plus the amount of any billed finance charges or minimum interest charge, and any billed late fee; or

•	1.5% of the new balance (rounded to the nearest dollar).

A periodic finance charge is imposed on the credit card accounts. The periodic finance charge imposed on balances for purchases and cash advances for a majority of the accounts is calculated by multiplying (1) the daily balances for each day during the billing cycle by (2) the applicable daily periodic finance charge rate, and summing the results for each day in the billing period. The daily balance is calculated by taking the previous day’s balance, adding any new purchases or cash advances and fees, adding the daily finance charge on the previous day’s balance, and subtracting any payments or credits. Cash advances are included in the daily balance from the date the advances are made. Purchases are included in the daily balance generally from the date of purchase. Periodic finance charges are not imposed in most circumstances on purchase amounts if all balances shown in the previous billing statement are paid in full by the due date indicated on the statement.

As of the date of this Form 8-K:

•	For most credit card accounts, the periodic finance charge imposed on balances for purchases is variable. The variable annual periodic rate or APR is commonly the Prime Rate, as published in The Wall Street Journal, plus a percentage generally ranging from approximately 5.99% to 23.74%;

•	A small portion of the credit card accounts have a non-variable periodic finance charge imposed on purchase balances. The fixed APR generally ranges from approximately 7.99% to 26.99%;

•	The periodic finance charge imposed on balances in most credit card accounts for cash advances is variable. The applicable variable APR is commonly the Prime Rate, plus a percentage generally ranging from approximately 13.24% to 23.74%;

•	A rate other than the Prime Rate may be used to calculate a variable APR, the applicable variable or non-variable APR may be lower than described above for some credit card accounts, and the maximum variable or non-variable APR is 29.99%; and

•	If a cardholder fails to make a payment by the due date under their credit card agreement, the periodic finance charge assessed on new transactions can be increased up to the sum of the Prime Rate and 26.74% (up to a maximum of 29.99%), with 45 days advance notice.

Promotional rates are offered from time to time to attract new cardholders and to encourage existing cardholders to use their accounts. Promotional rates often apply to credit card balances transferred from other credit card issuers.

Most of the accounts are subject to additional fees, including:

•	a late fee if the cardholder does not make the required minimum payment by the payment date shown on the monthly billing statement, the late fee is typically $25 or $27 (or $35 or $37 if a late fee was assessed on the account during the previous six billing cycles); provided that the late fee will not be greater than the associated required minimum payment;

•	a cash advance fee which is generally equal to 5.0% of the amount of the cash advance, subject to a minimum fee of $10;

•	a balance transfer fee of 3.0% of the amount transferred to the account, subject to a minimum of $5, unless otherwise disclosed in a particular offer;

•	a fee on purchases made outside the United States in a foreign currency generally equal to 3.0% of the amount of the purchase, after its conversion into U.S. dollars;

•	a returned payment fee that is typically $25 or $27 (or $35 or $37 if a returned payment fee was assessed on the account during the previous six billing cycles); provided that the returned payment fee will not be greater than the required minimum payment associated with the returned payment;

There can be no assurance that periodic finance charges, fees and other charges will remain at current levels in the future.

Recent Lump Additions and Removals

Citibank may from time to time transfer credit card receivables to the master trust in lump additions by designating additional accounts to the master trust. The table below presents the date, amount and percentage of the master trust portfolio of those lump additions made since January 2008 (calculated based on the principal amount of the lump addition and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump addition date).

Lump Additions of Receivables Since January 2008

Lump Addition Date	Amount of Finance Charge Receivables	Amount of Principal Receivables	Total Receivables	Percentage of Outstanding Principal Receivables
March 29, 2008	$17,911,489	$1,234,692,881	$1,252,604,370	1.63%
May 24, 2008	$6,784,413	$562,509,400	$569,293,813	0.73%
June 28, 2008	$8,369,659	$924,879,210	$933,248,869	1.19%
July 26, 2008	$4,797,729	$314,459,115	$319,256,844	0.41%
September 27, 2008	$9,666,066	$682,465,956	$692,132,022	0.89%
December 27, 2008	$15,951,494	$959,774,428	$975,725,922	1.24%
March 28, 2009	$30,094,590	$1,443,311,222	$1,473,405,812	1.97%
May 30, 2009	$4,817,064	$227,239,927	$232,056,991	0.30%
June 13, 2009	$31,644,334	$1,448,182,055	$1,479,826,389	1.93%
September 26, 2009	$48,789,788	$1,441,935,893	$1,490,725,681	1.90%
December 26, 2009	$27,034,270	$1,389,298,732	$1,416,333,002	1.83%
September 28, 2013	$56,016,655	$5,863,375,700	$5,919,392,355	17.03%
December 21, 2013	$12,901,456	$1,499,556,217	$1,512,457,673	3.79%
January 25, 2014	$84,649,372	$8,788,596,345	$8,873,245,717	20.86%
March 22, 2014	$15,799,411	$1,990,007,667	$2,005,807,078	4.11%
May 17, 2014	$13,703,032	$1,900,713,736	$1,914,416,768	3.88%
August 15, 2014	$8,644,839	$1,240,988,805	$1,249,633,644	2.48%
October 25, 2014	$11,543,045	$1,497,653,121	$1,509,196,166	2.99%
June 24, 2017	$38,895,761	$4,044,377,672	$4,083,273,433	10.14%

Citibank may from time to time remove credit card receivables from the master trust in lump removals, including substantial lump removals of credit card receivables in excess of the required seller’s interest (as determined by the pooling and servicing agreement and the rating agencies). The table below presents the date, amount and percentage of the master trust portfolio of those lump removals made since January 2008 (calculated based on the principal amount of the lump removal and the balance of principal receivables in the master trust as of the end of its monthly reporting period immediately preceding the specified lump removal date).

Lump Removals of Receivables Since January 2008

				Percentage
	Amount of	Amount of		of Outstanding
	Finance Charge	Principal	Total	Principal
Lump Removal Date	Receivables	Receivables	Receivables	Receivables
June 28, 2008	$12,048,065	$1,050,947,089	$1,062,995,154	1.36%
November 29, 2008	$2,585,026	$160,923,947	$163,508,973	0.21%
August 29, 2009	$3,920,046	$214,410,219	$218,330,265	0.28%
March 16, 2013	$127,883,769	$11,859,172,625	$11,987,056,394	23.97%

In addition, Citibank from time to time removes inactive, zero balance accounts from the master trust in lump removals.

Static Pool Information

Static pool information is information relating to the master trust receivables, organized by year of origination of each related credit card account. Static pool information concerning losses, delinquencies, revenue yield and payment rate for the master trust receivables since January 2012 is set forth in the following tables. This information is organized by year of origination of the applicable account for each of the five most recent years, and for accounts originated more than five years ago. As of June 27, 2017, less than 16.20% of the accounts were originated within the last five years. There can be no assurance that the loss, delinquency, revenue yield and payment rate experience for the receivables in the future will be similar to the historical experience set forth below.

For purposes of the following tables, a “due period” for a particular month is the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month. The annualization factor for the percentages noted in the tables is 365 (or 366 in the case of a leap year) divided by the number of days in the due period. Thus, variation in the number of days in due periods can have a pronounced effect on the annualized percentages shown in the tables. In addition, static pool information is reported for new accounts only when those accounts are designated to the master trust so no performance statistics are available for any period prior to the addition of the accounts to the master trust.

Net Losses

Net Losses reflect principal receivables balances that (1) have become 180 days delinquent or (2) are associated with bankruptcy filings, which are charged off not later than 30 days after the servicer receives notice of a bankruptcy filing. Net losses include principal recoveries. The net losses percentage shown in the tables below is calculated by dividing net principal charged off during the due period by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Net Losses by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	$35,283,523,115	2.42%	2.79%	2.17%	2.77%	2.56%	2.50%
2013	2,232,002,941	3.84	5.09	4.89	4.37	4.14	4.26
2014	1,275,219,807	1.65	4.53	3.70	4.29	2.96	3.27
2015	1,139,950,449	0.00	N/A	N/A	N/A	N/A	N/A
2016	0	N/A	N/A	N/A	N/A	N/A	N/A
2017	0	N/A	N/A	N/A	N/A	N/A	N/A

Total	$39,930,696,312	2.40%	2.94%	2.33%	2.88%	2.65%	2.60%

Year of Account Origination		Dec 2016	Nov 2016	Oct 2016	Sep 2016	Aug 2016	Jul 2016	Jun 2016	May 2016	Apr 2016	Mar 2016	Feb 2016	Jan 2016
2011 and earlier		2.34%	2.73%	2.06%	1.91%	2.42%	2.12%	1.96%	2.60%	2.08%	2.46%	2.48%	2.27%
2012		3.90	4.29	3.75	3.35	4.08	3.64	3.52	4.44	4.42	4.14	4.25	3.89
2013		4.05	4.31	3.98	3.67	4.11	3.73	3.94	4.35	4.41	4.01	4.20	3.92
2014		3.26	3.55	3.43	2.57	3.15	3.25	3.12	3.94	3.56	2.78	2.94	3.13
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		2.53%	2.92%	2.28%	2.09%	2.62%	2.31%	2.17%	2.81%	2.36%	2.64%	2.68%	2.47%

Year of Account Origination		Dec 2015	Nov 2015	Oct 2015	Sep 2015	Aug 2015	Jul 2015	Jun 2015	May 2015	Apr 2015	Mar 2015	Feb 2015	Jan 2015
2010 and earlier		2.21%	2.23%	2.05%	2.02%	2.31%	2.15%	2.24%	2.65%	2.64%	2.22%	2.45%	2.23%
2011		3.84	3.98	3.44	3.39	3.70	3.35	3.71	4.11	3.74	4.20	3.73	3.10
2012		4.02	3.88	3.30	3.75	3.76	3.24	3.89	4.28	3.81	4.26	3.45	3.24
2013		4.08	3.96	3.20	3.57	3.58	3.03	3.45	3.49	3.06	3.11	2.10	1.82
2014		2.89	2.71	1.98	2.10	2.15	1.63	1.70	1.66	1.25	1.17	0.56	0.40
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		2.52%	2.54%	2.27%	2.29%	2.55%	2.33%	2.49%	2.87%	2.78%	2.50%	2.54%	2.30%

Year of Account Origination		Dec 2014	Nov 2014	Oct 2014	Sep 2014	Aug 2014	Jul 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier		2.71%	2.31%	2.18%	2.57%	2.65%	1.98%	2.46%	2.66%	2.86%	2.60%	2.33%	2.71%
2010		3.43	3.02	2.68	2.74	2.50	2.09	2.14	1.75	1.62	1.36	0.74	0.36
2011		3.84	3.23	2.76	2.98	2.98	2.53	2.46	1.94	1.85	1.35	0.75	0.45
2012		3.51	3.06	2.58	2.72	2.66	2.10	1.89	1.34	1.26	0.86	0.43	0.29
2013		2.01	1.58	1.24	1.28	1.09	0.91	0.70	0.53	0.50	0.27	0.11	0.09
2014		0.23	0.13	0.04	0.03	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		2.79%	2.37%	2.18%	2.53%	2.57%	1.97%	2.33%	2.41%	2.58%	2.30%	2.02%	2.33%

Year of Account Origination		Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier		3.08%	2.46%	2.64%	3.14%	2.69%	2.83%	2.88%	3.01%	3.11%	3.17%	3.62%	3.77%
2009		3.28	2.51	2.55	3.23	3.33	2.77	2.95	2.79	3.22	3.95	3.40	3.59
2010		0.62	0.56	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011		0.75	0.52	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012		0.45	0.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013		0.19	0.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		2.86%	2.31%	2.44%	2.92%	2.71%	2.83%	2.88%	3.00%	3.11%	3.19%	3.62%	3.76%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	3.71%	3.79%	4.03%	3.99%	3.82%	4.26%	3.73%	5.23%	5.95%	4.85%	5.37%	5.26%
2008	3.64	3.90	4.00	3.79	3.28	4.52	3.83	4.97	5.86	3.81	5.17	5.54
2009	4.08	3.69	4.35	3.73	3.07	4.83	3.94	4.64	5.33	4.27	5.29	5.11
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	3.72%	3.80%	4.03%	3.98%	3.78%	4.28%	3.74%	5.20%	5.93%	4.79%	5.36%	5.27%

Delinquent Receivables that are 30 + Days Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 30+ days percentage shown in the tables below is calculated by dividing total receivables 31 days and more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 30+ Days by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Receivables Outstanding Jun 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	$38,493,501,948	1.43%	1.46%	1.48%	1.59%	1.57%	1.55%
2013	2,605,125,006	1.85	2.13	2.18	2.35	2.33	2.31
2014	1,613,810,106	0.78	1.85	1.86	2.00	2.04	2.01
2015	1,729,692,397	0.16	N/A	N/A	N/A	N/A	N/A
2016	0	N/A	N/A	N/A	N/A	N/A	N/A
2017	0	N/A	N/A	N/A	N/A	N/A	N/A

Total	$44,442,129,457	1.38%	1.50%	1.52%	1.64%	1.62%	1.60%

Year of Account Origination		Dec 2016	Nov 2016	Oct 2016	Sep 2016	Aug 2016	Jul 2016	Jun 2016	May 2016	Apr 2016	Mar 2016	Feb 2016	Jan 2016
2011 and earlier		1.50%	1.52%	1.48%	1.45%	1.42%	1.39%	1.40%	1.38%	1.41%	1.48%	1.48%	1.47%
2012		2.25	2.26	2.20	2.12	2.03	1.96	1.97	1.89	1.95	2.03	2.06	2.09
2013		2.31	2.32	2.23	2.18	2.08	2.03	1.99	1.96	1.99	2.06	2.05	2.07
2014		1.97	1.93	1.88	1.84	1.74	1.68	1.68	1.62	1.69	1.75	1.71	1.62
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		1.59%	1.61%	1.57%	1.54%	1.50%	1.46%	1.47%	1.44%	1.47%	1.55%	1.55%	1.54%

Year of Account Origination		Dec 2015	Nov 2015	Oct 2015	Sep 2015	Aug 2015	Jul 2015	Jun 2015	May 2015	Apr 2015	Mar 2015	Feb 2015	Jan 2015
2010 and earlier		1.43%	1.45%	1.46%	1.41%	1.34%	1.40%	1.38%	1.39%	1.49%	1.57%	1.60%	1.62%
2011		1.97	1.96	1.98	1.88	1.75	1.79	1.72	1.69	1.77	1.82	1.84	1.87
2012		2.10	2.10	2.10	1.96	1.82	1.83	1.74	1.70	1.81	1.87	1.86	1.86
2013		2.05	2.07	2.07	1.92	1.79	1.78	1.63	1.55	1.58	1.53	1.44	1.33
2014		1.59	1.48	1.41	1.26	1.12	1.06	0.90	0.77	0.74	0.68	0.57	0.46
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		1.54%	1.56%	1.56%	1.50%	1.41%	1.47%	1.43%	1.42%	1.52%	1.59%	1.61%	1.61%

Year of Account Origination		Dec 2014	Nov 2014	Oct 2014	Sep 2014	Aug 2014	Jul 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier		1.59%	1.57%	1.62%	1.56%	1.50%	1.57%	1.54%	1.59%	1.66%	1.70%	1.71%	1.71%
2010		1.60	1.54	1.53	1.45	1.32	1.32	1.16	1.06	1.03	0.88	0.75	0.62
2011		1.78	1.71	1.67	1.55	1.40	1.46	1.30	1.23	1.19	1.03	0.87	0.70
2012		1.77	1.69	1.65	1.56	1.40	1.35	1.16	1.03	0.98	0.79	0.63	0.49
2013		1.17	1.01	0.90	0.83	0.69	0.72	0.56	0.45	0.48	0.35	0.28	0.21
2014		0.38	0.25	0.15	0.17	0.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		1.57%	1.53%	1.56%	1.51%	1.43%	1.50%	1.44%	1.46%	1.53%	1.53%	1.53%	1.51%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	1.82%	1.91%	1.87%	1.78%	1.89%	1.93%	1.88%	1.98%	2.10%	2.17%	2.28%	2.34%
2009	1.80	1.91	1.86	1.73	2.08	2.05	1.99	2.08	2.18	2.24	2.39	2.46
2010	0.81	0.70	0.47	0.19	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	0.89	0.80	0.52	0.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	0.63	0.52	0.35	0.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	0.32	0.30	0.23	0.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	1.72%	1.82%	1.77%	1.66%	1.90%	1.94%	1.89%	1.99%	2.10%	2.17%	2.29%	2.34%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	2.27%	2.36%	2.36%	2.27%	2.30%	2.36%	2.43%	2.53%	2.70%	2.92%	3.06%	3.12%
2008	2.63	2.74	2.70	2.60	2.64	2.66	2.70	2.76	2.93	3.23	3.43	3.51
2009	2.41	2.54	2.50	2.35	2.41	2.42	2.48	2.55	2.64	2.87	3.05	3.10
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	2.29%	2.39%	2.38%	2.29%	2.32%	2.38%	2.44%	2.54%	2.71%	2.94%	3.08%	3.14%

Delinquent Receivables that are 90 + Days Past Due

Delinquencies include both principal and finance charge receivables. The monthly delinquencies 90+ days percentage shown in the tables below is calculated by dividing total receivables 91 days and more past due by the principal and finance charge receivables as of the last full weekend of the month. The receivables outstanding balance shown in the table below includes principal and finance charges and is as of the last full weekend of the month.

Delinquencies 90+ Days by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Receivables Outstanding Jun 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	$38,493,501,948	0.73%	0.76%	0.75%	0.81%	0.82%	0.81%
2013	2,605,125,006	0.94	1.15	1.16	1.24	1.27	1.23
2014	1,613,810,106	0.30	0.98	1.02	1.07	1.10	1.00
2015	1,729,692,397	0.00	N/A	N/A	N/A	N/A	N/A
2016	0	N/A	N/A	N/A	N/A	N/A	N/A
2017	0	N/A	N/A	N/A	N/A	N/A	N/A

Total	$44,442,129,457	0.70%	0.79%	0.78%	0.83%	0.85%	0.83%

Year of Account Origination		Dec 2016	Nov 2016	Oct 2016	Sep 2016	Aug 2016	Jul 2016	Jun 2016	May 2016	Apr 2016	Mar 2016	Feb 2016	Jan 2016
2011 and earlier		0.75%	0.75%	0.73%	0.71%	0.71%	0.69%	0.70%	0.71%	0.72%	0.75%	0.78%	0.76%
2012		1.16	1.14	1.10	1.05	1.00	0.97	0.98	1.00	1.03	1.09	1.12	1.11
2013		1.17	1.16	1.12	1.08	1.04	1.02	1.00	1.03	1.04	1.10	1.12	1.10
2014		0.98	0.93	0.92	0.93	0.86	0.82	0.81	0.85	0.92	0.96	0.88	0.78
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		0.80%	0.80%	0.77%	0.75%	0.74%	0.73%	0.73%	0.75%	0.75%	0.79%	0.82%	0.80%

Year of Account Origination		Dec 2015	Nov 2015	Oct 2015	Sep 2015	Aug 2015	Jul 2015	Jun 2015	May 2015	Apr 2015	Mar 2015	Feb 2015	Jan 2015
2010 and earlier		0.71%	0.71%	0.70%	0.68%	0.67%	0.71%	0.71%	0.73%	0.77%	0.82%	0.84%	0.82%
2011		1.01	0.98	0.96	0.93	0.88	0.89	0.87	0.89	0.93	0.97	0.98	0.92
2012		1.09	1.05	1.00	0.94	0.90	0.91	0.90	0.91	0.94	0.98	0.98	0.93
2013		1.05	1.05	1.02	0.95	0.88	0.85	0.82	0.79	0.79	0.77	0.72	0.61
2014		0.72	0.72	0.70	0.60	0.49	0.44	0.38	0.35	0.33	0.29	0.23	0.15
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		0.77%	0.77%	0.75%	0.73%	0.70%	0.73%	0.73%	0.75%	0.78%	0.83%	0.84%	0.81%

Year of Account Origination		Dec 2014	Nov 2014	Oct 2014	Sep 2014	Aug 2014	Jul 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier		0.80%	0.78%	0.79%	0.76%	0.74%	0.79%	0.80%	0.82%	0.82%	0.85%	0.87%	0.86%
2010		0.79	0.75	0.72	0.70	0.62	0.60	0.53	0.46	0.41	0.32	0.25	0.20
2011		0.87	0.83	0.77	0.73	0.65	0.67	0.62	0.56	0.49	0.38	0.29	0.22
2012		0.88	0.80	0.76	0.72	0.62	0.58	0.51	0.43	0.36	0.26	0.18	0.13
2013		0.50	0.42	0.36	0.35	0.27	0.26	0.21	0.15	0.13	0.07	0.05	0.03
2014		0.09	0.04	0.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		0.78%	0.75%	0.75%	0.73%	0.69%	0.74%	0.73%	0.73%	0.74%	0.74%	0.76%	0.74%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	0.90%	0.93%	0.90%	0.87%	0.92%	0.98%	1.00%	1.03%	1.08%	1.12%	1.20%	1.22%
2009	0.91	0.91	0.89	0.83	1.01	1.04	1.06	1.11	1.14	1.19	1.28	1.26
2010	0.26	0.11	0.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	0.28	0.12	0.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	0.16	0.07	0.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	0.07	0.05	0.02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	0.84%	0.87%	0.84%	0.80%	0.93%	0.98%	1.00%	1.03%	1.08%	1.12%	1.20%	1.22%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	1.15%	1.14%	1.16%	1.16%	1.18%	1.23%	1.30%	1.35%	1.43%	1.54%	1.61%	1.61%
2008	1.34	1.34	1.34	1.33	1.34	1.36	1.42	1.47	1.60	1.73	1.83	1.84
2009	1.23	1.23	1.24	1.25	1.23	1.24	1.30	1.34	1.45	1.54	1.60	1.62
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	1.16%	1.15%	1.17%	1.17%	1.19%	1.24%	1.30%	1.35%	1.44%	1.55%	1.62%	1.62%

Monthly Total Payment Rate

The monthly total payment rate is calculated by taking the sum of all principal and finance charge payments received from cardholders over the due period and dividing it by the principal and finance charge receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal and finance charge receivables balance over the due period. The principal and finance charge receivables balance shown in the table below is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal and finance charge receivables balance over the due period.

Monthly Total Payment Rate by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal and Finance Charge Receivables Jun 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	$35,692,224,941	29.50%	28.13%	24.11%	29.64%	24.92%	26.93%
2013	2,257,288,676	25.57	26.14	23.13	27.89	23.16	24.41
2014	1,289,333,217	17.03	36.09	31.86	38.45	32.03	33.62
2015	1,151,990,511	5.91	N/A	N/A	N/A	N/A	N/A
2016	0	N/A	N/A	N/A	N/A	N/A	N/A
2017	0	N/A	N/A	N/A	N/A	N/A	N/A

Total	$40,390,837,345	28.21%	28.12%	24.16%	29.66%	24.91%	26.86%

Year of Account Origination		Dec 2016	Nov 2016	Oct 2016	Sep 2016	Aug 2016	Jul 2016	Jun 2016	May 2016	Apr 2016	Mar 2016	Feb 2016	Jan 2016
2011 and earlier		27.54%	26.08%	25.80%	26.71%	27.71%	25.92%	28.26%	26.81%	25.13%	28.09%	25.93%	24.89%
2012		22.33	21.14	20.86	21.97	22.73	21.48	23.36	22.39	21.57	24.27	21.62	20.50
2013		25.60	24.11	24.04	25.22	26.14	24.74	27.19	26.06	25.04	28.24	25.12	23.97
2014		35.13	33.53	33.08	34.44	36.41	33.67	37.40	36.21	35.24	39.35	36.13	33.86
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		27.22%	25.78%	25.50%	26.45%	27.44%	25.70%	28.03%	26.64%	25.05%	28.02%	25.76%	24.70%

Year of Account Origination		Dec 2015	Nov 2015	Oct 2015	Sep 2015	Aug 2015	Jul 2015	Jun 2015	May 2015	Apr 2015	Mar 2015	Feb 2015	Jan 2015
2010 and earlier		29.17%	24.48%	26.73%	27.07%	25.22%	28.37%	27.09%	25.54%	26.30%	26.71%	24.07%	25.74%
2011		22.43	19.17	20.83	21.09	19.88	22.28	21.32	20.14	21.53	22.25	20.22	20.36
2012		23.94	20.27	22.16	22.30	21.23	23.86	23.00	21.54	23.10	23.70	21.49	21.89
2013		28.04	24.08	26.36	26.97	25.86	29.30	28.38	26.61	28.97	29.95	26.63	27.14
2014		40.20	34.28	38.14	37.89	35.84	39.75	37.57	35.11	37.08	37.94	33.25	33.90
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		28.51%	24.00%	26.21%	26.55%	24.82%	27.93%	26.70%	25.15%	26.11%	26.59%	23.95%	25.37%

Year of Account Origination		Dec 2014	Nov 2014	Oct 2014	Sep 2014	Aug 2014	Jul 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier		27.87%	22.73%	27.29%	26.32%	24.41%	28.18%	25.26%	26.27%	24.82%	26.16%	22.87%	28.42%
2010		22.77	19.25	22.74	22.06	20.75	23.61	22.23	22.54	22.83	22.62	21.33	15.05
2011		21.70	18.30	22.00	21.12	19.94	23.15	21.71	21.84	21.80	21.74	20.52	14.32
2012		23.61	19.85	23.88	23.46	22.73	26.01	24.49	24.98	26.12	26.32	25.03	18.59
2013		28.83	24.05	26.78	27.75	24.45	29.75	27.38	24.20	28.11	23.66	25.48	12.94
2014		36.87	31.11	14.75	36.29	11.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		27.20%	22.33%	26.37%	25.77%	23.83%	27.64%	24.98%	25.68%	24.75%	25.68%	22.86%	26.32%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	24.83%	21.77%	26.01%	24.71%	23.47%	24.41%	22.53%	23.63%	22.69%	23.08%	19.90%	24.93%
2009	25.72	23.06	27.46	24.94	27.47	34.09	25.83	28.13	26.94	27.71	23.99	28.37
2010	19.50	20.53	23.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	18.54	20.01	22.80	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	23.83	25.11	28.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	19.68	25.08	29.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	24.46%	21.83%	26.00%	22.99%	23.58%	24.66%	22.62%	23.74%	22.79%	23.20%	20.00%	25.02%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	21.27%	21.80%	22.57%	20.61%	22.63%	21.92%	21.98%	21.50%	20.65%	21.95%	19.69%	21.80%
2008	18.75	19.34	19.70	17.90	20.10	19.22	19.55	19.27	18.64	20.11	18.05	18.83
2009	25.12	26.26	26.65	24.18	27.36	26.14	26.62	26.30	25.64	27.62	24.58	25.97
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	21.24%	21.79%	22.53%	20.57%	22.63%	21.89%	21.98%	21.51%	20.67%	22.00%	19.74%	21.76%

Revenue Yield

Revenue Yield is the sum of finance charges, fees paid by cardholders and interchange, less a 1.50% servicing fee payable only from interchange. Deductions for finance charge write-offs as well as re-investment income from funds in the interest funding account and the principal funding account are not reflected in revenue yield. The revenue yield percentage is computed by dividing revenue yield by the principal receivables balance as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the denominator is the weighted average principal receivables balance over the due period. The principal receivables balance shown in the table below does not include finance charges and is as of the beginning of the due period. If there is a lump addition or lump removal of receivables during the due period, then the balance shown is the weighted average principal receivables balance over the due period.

Revenue Yield by Year of Account Origination

(by Monthly Due Period)

Year of Account Origination	Principal Receivables Jun 2017	Jun 2017	May 2017	Apr 2017	Mar 2017	Feb 2017	Jan 2017
2012 and earlier	$35,283,523,115	17.91%	19.03%	17.46%	18.35%	18.05%	17.10%
2013	2,232,002,941	16.53	19.13	17.52	18.22	17.82	16.86
2014	1,275,219,807	8.95	25.37	23.80	24.85	20.36	17.80
2015	1,139,950,449	1.28	N/A	N/A	N/A	N/A	N/A
2016	0	N/A	N/A	N/A	N/A	N/A	N/A
2017	0	N/A	N/A	N/A	N/A	N/A	N/A

Total	$39,930,696,312	17.07%	19.12%	17.55%	18.42%	18.06%	17.08%

Year of Account Origination		Dec 2016	Nov 2016	Oct 2016	Sep 2016	Aug 2016	Jul 2016	Jun 2016	May 2016	Apr 2016	Mar 2016	Feb 2016	Jan 2016
2011 and earlier		18.02%	18.28%	18.44%	16.99%	18.25%	17.85%	17.37%	18.88%	17.60%	17.82%	18.58%	17.19%
2012		16.73	17.26	17.36	16.03	17.23	17.13	16.47	17.94	16.83	17.02	17.92	16.69
2013		17.69	18.18	18.22	17.01	18.22	17.92	17.43	19.03	17.91	18.20	18.81	17.61
2014		19.01	19.09	19.01	18.14	19.67	19.27	21.49	25.99	25.20	25.46	22.31	18.91
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		17.94%	18.23%	18.38%	16.95%	18.20%	17.83%	17.37%	18.92%	17.66%	17.89%	18.60%	17.21%

Year of Account Origination		Dec 2015	Nov 2015	Oct 2015	Sep 2015	Aug 2015	Jul 2015	Jun 2015	May 2015	Apr 2015	Mar 2015	Feb 2015	Jan 2015
2010 and earlier		18.88%	19.05%	17.69%	18.88%	18.23%	17.76%	18.89%	18.48%	17.68%	19.25%	18.33%	16.02%
2011		17.83	18.22	16.72	18.09	17.23	16.72	17.92	17.39	16.67	18.79	18.70	15.65
2012		17.92	18.16	16.80	18.18	17.45	17.09	18.27	17.51	16.96	18.85	18.57	15.89
2013		19.22	19.51	18.09	19.55	18.64	17.92	18.69	17.46	16.72	17.63	15.99	13.27
2014		20.31	19.39	16.94	16.21	14.93	14.42	18.33	18.87	18.36	18.11	12.45	10.32
2015		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total		18.80%	18.97%	17.59%	18.79%	18.09%	17.62%	18.77%	18.30%	17.53%	19.10%	18.16%	15.75%

Year of Account Origination	Dec 2014	Nov 2014	Oct 2014	Sep 2014	Aug 2014	Jul 2014	Jun 2014	May 2014	Apr 2014	Mar 2014	Feb 2014	Jan 2014
2009 and earlier	19.48%	18.36%	17.84%	18.63%	17.92%	17.94%	18.35%	17.57%	18.00%	19.93%	17.47%	17.71%
2010	18.94	18.10	17.18	18.41	17.25	17.38	18.30	16.73	17.93	18.71	17.96	10.07
2011	18.80	17.97	17.33	18.30	17.22	17.85	18.65	16.92	17.88	18.77	17.96	10.11
2012	18.98	18.04	17.32	18.81	18.10	18.19	18.45	16.38	17.41	17.32	15.84	9.00
2013	15.18	13.33	11.37	12.36	10.91	11.31	11.26	9.10	11.09	8.95	8.74	2.98
2014	12.61	11.40	3.80	12.23	3.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	19.04%	17.92%	17.19%	18.25%	17.43%	17.61%	18.03%	17.04%	17.71%	19.28%	17.18%	16.25%

Year of Account Origination	Dec 2013	Nov 2013	Oct 2013	Sep 2013	Aug 2013	Jul 2013	Jun 2013	May 2013	Apr 2013	Mar 2013	Feb 2013	Jan 2013
2008 and earlier	18.54%	17.19%	17.59%	19.59%	16.16%	17.71%	18.48%	16.51%	18.17%	18.94%	16.64%	16.54%
2009	17.48	16.68	16.73	17.22	16.44	18.35	18.53	16.78	18.69	19.06	16.70	16.46
2010	16.18	18.24	17.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	16.23	18.16	16.71	(1.50)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	13.38	13.94	12.42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	6.70	8.95	8.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	18.15%	17.19%	17.37%	18.05%	16.17%	17.72%	18.48%	16.52%	18.18%	18.95%	16.65%	16.54%

Year of Account Origination	Dec 2012	Nov 2012	Oct 2012	Sep 2012	Aug 2012	Jul 2012	Jun 2012	May 2012	Apr 2012	Mar 2012	Feb 2012	Jan 2012
2007 and earlier	17.88%	16.30%	17.43%	17.76%	16.11%	16.61%	15.72%	16.50%	16.80%	16.46%	15.87%	16.18%
2008	15.26	14.09	14.78	15.26	13.90	14.23	13.65	14.44	14.78	14.35	13.76	14.03
2009	17.85	16.69	17.46	17.95	16.49	16.75	16.02	16.86	17.10	16.58	15.89	16.00
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total	17.75%	16.21%	17.30%	17.64%	16.01%	16.49%	15.62%	16.41%	16.70%	16.36%	15.76%	16.07%

GLOSSARY OF TERMS

“accounts” means the portfolio of revolving credit card accounts established and supplemented in accordance with the pooling and servicing agreement. For financial reporting purposes, such accounts exclude inactive, zero balance accounts designated to the master trust that are categorized as converted, lost or stolen accounts.

“additional accounts” consist of newly originated eligible accounts to be included as accounts and accounts relating to any lump additions.

“Citibank” means Citibank, N.A., a national banking association and successor by merger to Citibank (South Dakota), National Association. References to “Citibank” in this Form 8-K include Citibank’s predecessor, Citibank (South Dakota), to the extent the context requires.

“eligible accounts” An “eligible account” is defined to mean a revolving credit card account owned by Citibank, any additional seller or any other affiliate thereof which, as of the master trust cut-off date in 1991 with respect to an initial account or as of the additional cut-off date with respect to an additional account: (a) is in existence and maintained by Citibank, the additional seller or the other affiliate; (b) is payable in United States dollars; (c) in the case of the initial accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by Citibank, the additional seller or the other affiliate in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an account with respect to which the related card has been lost or stolen; (f) has not been sold or pledged to any other party except for any sale to any seller, additional seller or other affiliate; (g) does not have receivables which have been sold or pledged to any other party other than any sale to any seller, additional seller or other affiliate; and (h) in the case of the initial accounts, is a VISA or MasterCard revolving credit card account.

“finance charge receivables” consist of periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and some other fees designated by Citibank, as well as amounts, if any, representing a discount from the face amount of principal receivables that are treated as finance charge receivables in accordance with the pooling and servicing agreement. In addition, some interchange attributed to cardholder charges for merchandise and services in the accounts will be treated as finance charge receivables.

“lump addition” means the designation of additional eligible accounts to be included as accounts pursuant to Section 2.09(a) or (b) of the pooling and servicing agreement.

“master trust” means Citibank Credit Card Master Trust I.

“pooling and servicing agreement” means the Third Amended and Restated Pooling and Servicing Agreement dated as of November 10, 2016, between Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as trustee, including all amendments thereto.

“principal receivables” consist of amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and some fees billed to cardholders on the accounts, minus the portion, if any, of principal receivables which represents a discount from the face amount thereof that Citibank has designated to be treated as finance charge receivables in accordance with the pooling and servicing agreement.

“receivables” means all amounts shown on the servicer’s records as amounts payable by the person or persons obligated to make payments with respect to the accounts.

“Receivables Outstanding” as defined on page 9.

“trust monthly reporting period” means, with respect to a particular month, the period beginning on the third to last business day of the prior month through and including the fourth to last business day of that month.

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Certain statements contained herein are “forward-looking statements” within the meaning of the rules and regulations of the Securities and Exchange Commission. Generally, forward-looking statements are not based on historical facts but instead represent only the beliefs of Citibank, N.A. regarding future events. Such statements may be identified by words such as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “may increase”, “may fluctuate” and similar expressions, or future or conditional verbs such as “will”, “should”, “would” and “could”. These statements are based on the current expectations of Citibank and are subject to uncertainty and changes in circumstances. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. In particular, forward-looking statements contained herein are based on certain estimates of cardholder preferences, industry competition, general economic conditions and other matters which cannot be predicted with certainty. You should not put undue reliance on any forward-looking statements, which speak only as of the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A., as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I (Registrant)

By:	/s/ Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated: July 24, 2017